UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 15, 2009

Electric Moto Corporation

(Exact name of registrant as specified in its charter)

Delaware	3314842	22-2808173
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1217 6th Street, Unit 1C, Box 188, Norco, CA  92860

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  845-558-2454

3151 E. Main St., Ashland, Oregon  97520-9150

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events.

On December 15, 2009, the Company announced that New York based IPG Group has been selected as the Company’s Agency of Record, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01

Exhibits.

(d) Exhibits

99.1

Press Release dated December 15, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Electric Moto Corporation

By:	Mitchell Page Leonard
Name:	Mitchell Page Leonard CEO
Title:

Date:     December 15, 2009